Exhibit 1


                             JOINT FILING AGREEMENT


         This Agreement is made this 4th day of April, 2008, by and between each of the undersigned.

         WHEREAS, each of the undersigned is required to file a Schedule 13D with respect to ownership of securities in MoneyGram International, Inc. (the "Company");

         NOW, THEREFORE, the undersigned agree to file only one Schedule 13D reflecting their combined beneficial ownership of securities in the Company and each of the undersigned hereby designates and appoints each of Thomas H. Lee Equity Fund VI, L.P., Thomas M. Hagerty, Seth W. Lawry and Scott L. Jaeckel as its attorney-in-fact with full power of substitution for each of them, each acting singly, to sign, file and make any amendments to such Schedule 13D.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.



                            [Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.


                       THOMAS H. LEE ADVISORS, LLC

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director



                       THL EQUITY ADVISORS VI, LLC

                       By: THOMAS H. LEE PARTNERS, L.P.
                            its general partner
                       By: THOMAS H. LEE ADVISORS, LLC
                            its general partner

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director



                       THOMAS H. LEE EQUITY FUND VI, L.P.

                       By: THL EQUITY ADVISORS VI, LLC, its general
                       partner
                       By: THOMAS H. LEE PARTNERS, L.P., its sole member
                       By: THOMAS H. LEE ADVISORS, LLC, its general
                       partner

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director





                   [Signature Page to Joint Filing Agreement]

                       THOMAS H. LEE PARALLEL FUND VI, L.P.

                       By: THL EQUITY ADVISORS VI, LLC, its general
                       partner
                       By: THOMAS H. LEE PARTNERS, L.P., its sole member
                       By: THOMAS H. LEE ADVISORS, LLC, its general
                       partner

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director



                       THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

                       By: THL EQUITY ADVISORS VI, LLC, its general
                       partner
                       By: THOMAS H. LEE PARTNERS, L.P., its sole member
                       By: THOMAS H. LEE ADVISORS, LLC, its general
                       partner

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director



                       THL EQUITY FUND VI INVESTORS (MONEYGRAM), LLC

                       By: THL EQUITY ADVISORS VI, LLC, its general
                       partner
                       By: THOMAS H. LEE PARTNERS, L.P., its sole member
                       By: THOMAS H. LEE ADVISORS, LLC, its general
                       partner

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director



                   [Signature Page to Joint Filing Agreement]

                       THL COINVESTMENT PARTNERS, L.P.

                       By: THOMAS H. LEE PARTNERS, L.P.
                            its general partner
                       By: THOMAS H. LEE ADVISORS, LLC
                            its general partner

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director



                       THL OPERATING PARTNERS, L.P.

                       By: THOMAS H. LEE PARTNERS, L.P.
                            its general partner
                       By: THOMAS H. LEE ADVISORS, LLC
                            its general partner

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director








                   [Signature Page to Joint Filing Agreement]

                       GREAT-WEST INVESTORS L.P.

                       By: THOMAS H. LEE ADVISORS, LLC
                            its attorney-in-fact

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director



                       PUTNAM INVESTMENTS EMPLOYEES' SECURITIES COMPANY III LLC

                       By: PUTNAM INVESTMENTS HOLDINGS, LLC
                            its managing member
                       By: PUTNAM INVESTMENTS, LLC
                           its managing member
                       By: THOMAS H. LEE ADVISORS, LLC
                            its attorney-in-fact

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director



                       PUTNAM INVESTMENTS HOLDINGS, LLC

                       By: PUTNAM INVESTMENTS, LLC
                           its managing member
                       By: THOMAS H. LEE ADVISORS, LLC
                            its attorney-in-fact

                       By:  /s/  Scott Jaeckel
                           ---------------------------------
                           Name:  Scott Jaeckel
                           Title: Managing Director





                   [Signature Page to Joint Filing Agreement]